UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 28, 2011

Date of Report (Date of earliest event reported)

BALLANTYNE STRONG, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

4350 McKinley Street
Omaha, Nebraska	68112
(Address of principal executive offices)	(Zip Code)

(402) 453-4444

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Item 2.05.              Costs Associated with Exit or Disposal Activities.

On December 28, 2011, the Board of Directors and management of Ballantyne Strong, Inc. (the “Company”) approved a corporate-wide strategic initiative to refocus its worldwide digital equipment distribution business, services platform and cinema screen manufacturing business. The strategic initiative consists of selling the Company’s Omaha, NE-based analog projector facility and manufacturing equipment and relocating its corporate headquarters to a new, smaller location in Omaha, which will also house its Network Operations Center. The Board of Directors and management have determined that the best course of action for long-term success and future growth opportunities is a focus on its equipment distribution, cinema service and screen businesses while exiting the analog projector manufacturing business. The strategic initiative is expected to be completed by the end of 2012.

The Company expects the net financial impact of the sale of its Omaha NE-based building and manufacturing equipment to result in a gain to the Company. However,  it expects to record a pre-tax severance charge of approximately $900,000 in the fourth quarter of 2011 pertaining to ongoing termination benefits, all of which will result in future cash expenditures in 2012.

Forward Looking Statements

Certain statements contained in this current report on Form 8-K that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, severance and the valuation of the Omaha-NE-based analog projector facility and manufacturing equipment being different from estimated amounts. Additional risks that may affect the Company’s future performance are detailed in the Company’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and its quarterly reports on Form 10-Q.

A copy of the Company’s press release announcing the strategic initiative is attached hereto as Exhibit 99.1 and is incorporated by reference to this report.

Item 9.01.              Financial Statements and Exhibits.

(d)                       Exhibits

99.1       Ballantyne Strong, Inc. press release dated January 4, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE STRONG, INC.

Date: January 4, 2012	By:	/s/ Mary A. Carstens
Mary A. Carstens
Chief Financial Officer